UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 12, 2012

ORBITZ WORLDWIDE, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33599	20-5337455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 W. Madison Street, Suite 1000, Chicago, Illinois		60661
(Address of Principal Executive Offices)		(Zip Code)

(312) 894-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Orbitz Worldwide, Inc. (the “Company”) is filing this Amendment No. 1 (“Amendment No. 1”) to its Current Report on Form 8-K filed with the Securities and Exchange Commission on June 15, 2012 (the “Form 8-K”) for the sole purpose of filing a replacement copy of Exhibit 10.1, which was inadvertently filed with an incorrect copy. Except for the foregoing, this Amendment No. 1 does not amend, modify or update the Form 8-K, which continues to speak as of the original date of the Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan, as amended and restated, effective June 12, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITZ WORLDWIDE, INC.

Dated: July 20, 2012	By:	/s/ Alice L. Geene
Name : Alice L. Geene
Title: Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Orbitz Worldwide, Inc. 2007 Equity and Incentive Plan, as amended and restated, effective June 12, 2012